UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    November 30, 2006
                                                     ---------------------------

                                   LAZARD LTD
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             (Exact Name of Registrant as Specified in Its Charter)

                                     BERMUDA
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                 (State or Other Jurisdiction of Incorporation)

             001-32492                                   98-0437848
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       (Commission File Number)              (IRS Employer Identification No.)

CLARENDON HOUSE, 2 CHURCH STREET, HAMILTON, BERMUDA                 HM 11
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  (Address of Principal Executive Offices)                        (Zip Code)

                                  441-295-1422
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Pursuant to a Prospectus Supplement dated November 30, 2006 to the Prospectus dated November 21, 2006 (the "Prospectus"), Lazard Ltd (the "Company") offered 7,000,000 shares of its Class A common stock, par value $0.01 per share (the "Common Stock"), and certain selling shareholders, as identified in Exhibit 1.1 (the "Selling Shareholders"), offered 6,000,000 shares of Common Stock. The Prospectus was filed as part of the Company's Registration Statement on Form S-3 (Registration No. 333-138855; effective immediately pursuant to Rule 462(e) of Regulation C of the Securities and Exchange Act of 1933, as amended) filed with the Securities and Exchange Commission.

        The sale of the Common Stock was underwritten by Goldman, Sachs & Co. and Lazard Capital Markets LLC (together, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of November 30, 2006 (the "Underwriting Agreement").

        The Underwriters have the option to purchase up to an additional 1,950,000 shares of Common Stock from the Company (together with the offering of 7,000,000 shares of Common Stock by the Company and 6,000,000 shares of Common Stock by the Selling Shareholders, the "Offering"). The Underwriters notified the Company on December 5, 2006, that they were exercising the option to purchase an additional 1,050,400 shares of Common Stock from the Company. The Offering was approved by resolution of the Board of Directors of the Company on November 20, 2006 and the Offering Committee of the Board of Directors of the Company on November 30, 2006. The Offering closed on December 6, 2006.

        The preceding is a summary of the terms of the Underwriting Agreement, and is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1, which is incorporated herein by reference as though it were fully set forth herein.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBITS.

The following exhibits are filed as part of this Report on Form 8-K:

       1.1 Underwriting Agreement, dated as of November 30, 2006, by and between Lazard Ltd, the Selling Shareholders listed thereto, and Goldman, Sachs & Co. on behalf of each of the Underwriters.

       8.1     Tax Opinion of Wachtell, Lipton, Rosen & Katz.

       23.1    Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit
               8.1).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  December 6, 2006

                                            LAZARD LTD

                                            By: /s/ Scott D. Hoffman
                                               ---------------------------------
                                               Name:   Scott D. Hoffman
                                               Title:  Managing Director and
                                                       General Counsel

                                  EXHIBIT INDEX


  1.1 Underwriting Agreement, dated as of November 30, 2006, by and between Lazard Ltd, the Selling Shareholders listed thereto, and Goldman, Sachs & Co. on behalf of each of the Underwriters.

  8.1     Tax Opinion of Wachtell, Lipton, Rosen & Katz.

  23.1    Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 8.1).